Exhibit 99.1
Clearwater Analytics Announces First Quarter 2023 Financial Results

Record Quarterly Revenue of $84.6 Million, Up 20% Year-Over-Year
Adjusted EBITDA of $22.5 Million
Net Revenue Retention Rate of 106%

BOISE, Idaho — May 4, 2023 — Clearwater Analytics Holdings, Inc. (NYSE: CWAN) (“Clearwater Analytics” or the “Company”), a leading provider of SaaS-based investment accounting, reporting, and analytics solutions, today announced its financial results for the quarter ended March 31, 2023.

“I’m extremely proud of our team’s continued focus on client success,” said Sandeep Sahai, Chief Executive Officer. “During the recent banking challenges, our clients were able to make effective investment decisions because of the transparency that we provide. Responding to rapidly changing market conditions, our teams reacted quickly and effectively. We gave concerned clients the knowledge and reassurance that they can rely on our platform for risk evaluation and cash flow forecasting on a daily basis, regardless of external conditions. We provide this value not only to our existing clients, but to clients who fully migrated to our platform during the quarter, including UBS, Athora, Corvid Peak, and DARAG. Our success this quarter is a direct result of our cross-functional efforts that consistently deliver better data, and drive better processes and decisions. Without a doubt, Clearwater and all our clients are better together.”
First Quarter 2023 Financial Results Summary
•Revenue: Total revenue for the first quarter of 2023 reached $84.6 million, an increase of 19.5%, from $70.8 million in the first quarter of 2022. Results for the first quarter of 2023 reflect the JUMP Technology acquisition that closed in December 2022.
•Gross Profit: Gross profit for the first quarter of 2023 was $59.8 million, compared with $49.6 million in the first quarter of 2022. Non-GAAP gross profit for the first quarter of 2023 was $64.2 million, which equates to a 75.9% non-GAAP gross margin.
•Net Income/(Loss): Net loss for the first quarter of 2023 was $5.4 million compared with net income of $0.5 million in the first quarter of 2022. Net loss for the first quarter included total equity-based compensation expense and related payroll taxes of $24.5 million, including $5.5 million related to the JUMP Technology acquisition, which closed in the fourth quarter of 2022. Non-GAAP net income for the first quarter of 2023 increased by 37.6% to $17.6 million from $12.8 million in the first quarter of 2022.
•Adjusted EBITDA: Adjusted EBITDA for the first quarter of 2023 was $22.5 million, compared with $18.9 million in the first quarter of 2022. Adjusted EBITDA margin for the first quarter of 2023 was 26.6%.
•Cash Flows: Operating cash flows for the first quarter were $7.9 million. Free cash flows for the first quarter of 2023 increased by 32.6% to $6.2 million from $4.7 million in the first quarter of 2022.
•Net Loss Per Share and Non-GAAP Net Income Per Share attributable to Clearwater Analytics Holdings, Inc.: Net loss per basic and diluted share was $0.02 in the first quarter of 2023. Non-GAAP net income per basic share was $0.09, and non-GAAP net income per diluted share was $0.07 in the first quarter of 2023.
•Cash, cash equivalents, and investments were $256.8 million as of March 31, 2023. Total debt, net of debt issuance cost, was $49.9 million as of March 31, 2023.

First Quarter 2023 Key Metrics Summary
•Annualized Recurring Revenue: As of March 31, 2023, annualized recurring revenue (“ARR”) reached $337.4 million, an increase of 17.5% from $287.1 million as of March 31, 2022.
ARR is calculated at the end of a period by dividing the recurring revenue in the last month of such period by the number of days in the month and multiplying by 365.
•Gross Revenue Retention Rate: As of March 31, 2023, the gross revenue retention rate was 97%, compared to 98% as of March 31, 2022.
Gross revenue retention rate represents annual contract value (“ACV”) at the beginning of the 12-month period ended on the reporting date less client attrition over the prior 12-month period, divided by ACV at the beginning of the 12-month period, expressed as a percentage. ACV is comprised of annualized recurring revenue plus contracted-not-billed revenue, which represents the estimated annual contracted revenue for new and existing client opportunities prior to revenue recognition.
•Net Revenue Retention Rate: As of March 31, 2023, the net revenue retention rate was 106%, which is unchanged from December 31, 2022.
Net revenue retention rate is the percentage of recurring revenue from clients on the platform for 12 months and includes changes from the addition, removal, or value of assets on our platform, contractual changes that have an impact to annualized recurring revenues and lost revenue from client attrition.
Recent Business Highlights
•Clearwater Analytics announced new asset manager clients, including Bank of America Private Bank, Merrill Lynch and others. Also in the first quarter, we expanded our footprint within existing clients and added marquee clients such as Alaska Permanent Capital Management Company, Arrowood Indemnity Company, Becker Capital Management, Elastic, Pacific Biosciences of California, Plug Power, Robinhood Markets, Royal Neighbors of America, and Sutter County, CA.
•Clearwater Analytics will host Clearwater Connect in London on June 14, 2023, where current and prospective users will have the opportunity to significantly enhance their knowledge of the world’s most comprehensive investment accounting solution.
•Clearwater Analytics continued to receive industry recognition for its innovative investment accounting solution, winning several industry awards, including:
◦the 2023 FinTech Breakthrough Award for Best Overall Accounting Platform award recognizing the top companies, technologies, and products in the global FinTech market today.
◦the IFRS 9 Solution Provider of the Year award from Insurance Asset Risk Awards 2023 for helping financial institutions streamline their investment operations, maximize their investment portfolio data, and be successful as they implement IFRS 9.
◦the 2022 SaaS Leadership Award honoring Clearwater CMO Susan Ganeshan as one of the cloud’s top marketing and customer success executives.

Second Quarter and Full Year 2023 Guidance

	Second Quarter 2023	Full Year 2023
Revenue	$87.5 million	$362 million to $364 million
Year-over-Year Growth %	~19%	~19% to 20%
Adjusted EBITDA	$22.8 million	$97 million to $98 million
Equity-based compensation expense and related payroll taxes		~$80 million
Equity-based compensation expense related to JUMP Technology acquisition		~$25 million
Depreciation and Amortization		~$9 million
Non-GAAP effective tax rate		25%
Diluted non-GAAP share count		~255 million
Certain components of the guidance given above are provided on a non-GAAP basis only without providing a reconciliation to guidance provided on a GAAP basis. Information is presented in this manner, consistent with Securities and Exchange Commission (the “SEC”) rules, because the preparation of such a reconciliation could not be accomplished without “unreasonable efforts.” The Company does not have access to certain information that would be necessary to provide such a reconciliation, including non-recurring items that are not indicative of the Company’s ongoing operations. The Company does not believe that this information is likely to be significant to an assessment of the Company’s ongoing operations.
Conference Call Details
Clearwater Analytics will hold a conference call and webcast on May 4, 2023, at 5:00 p.m. Eastern time to discuss first quarter 2023 financial results, provide a general business update, and respond to analyst questions.
A live webcast of the call will also be available on the Company’s investor relations website. Please visit investors.clearwateranalytics.com at least fifteen minutes prior to the start of the event to register, download and install any necessary audio software.
If you are unable to participate live, a replay of the webcast will be available following the conference call on the Company’s investor relations website, along with the earnings press release, and related financial tables.
About Clearwater Analytics
Clearwater Analytics (NYSE: CWAN), a global, industry-leading SaaS solution, automates the entire investment lifecycle. With a single instance, multi-tenant architecture, Clearwater offers award-winning investment portfolio planning, performance reporting, data aggregation, reconciliation, accounting, compliance, risk, and order management. Each day, leading insurers, asset managers, corporations, and governments use Clearwater’s trusted data to drive efficient, scalable investing on more than $6.4 trillion in assets spanning traditional and alternative asset types. Additional information about Clearwater can be found at clearwateranalytics.com.

###

Investor Contact:
Joon Park | +1 415-906-9242 | investors@clearwateranalytics.com
Media Contact:
Claudia Cahill | +1 703-728-1221 | press@clearwateranalytics.com
Use of non-GAAP Information
This press release contains certain non-GAAP measures, including non-GAAP gross profit, non-GAAP gross margin, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net income, non-GAAP net income per basic and diluted share, non-GAAP effective tax rate, diluted non-GAAP share count and free cash flow.

The non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. However, the Company believes that this non-GAAP information is useful as an additional means for investors to evaluate its operating performance, when reviewed in conjunction with its GAAP financial statements. These measures should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP and, because these amounts are not determined in accordance with GAAP, they should not be used exclusively in evaluating the Company's business and operations. In addition, undue reliance should not be placed upon non-GAAP or operating information because this information is neither standardized across companies nor subjected to the same control activities and audit procedures that produce the Company's GAAP financial results.
The Company's non-GAAP statement of operations measures, including non-GAAP gross profit, non-GAAP gross margin, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net income, non-GAAP net income per basic and diluted share, non-GAAP effective tax rate, diluted non-GAAP share count and free cash flow, are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of its ongoing operations. These adjusted measures exclude the impact of share-based compensation and eliminate potential differences in results of operations between periods caused by factors such as financing and capital structures, taxation positions or regimes, restructuring, impairment and other charges. Please refer to the reconciliations of these measures below to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP.
Use of Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning the Company's possible or assumed future results of operations, business strategies, technology developments, financing and investment plans, dividend policy, competitive position, industry, economic and regulatory environment, potential growth opportunities and the effects of competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms, but are not the exclusive means of identifying such statements.
Forward-looking statements involve known and unknown risks, uncertainties, and other factors, many of which are beyond Clearwater Analytics’ control, that may cause the Company's actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties may cause actual results to differ materially from Clearwater Analytics’ current expectations and include, but are not limited to, the Company's ability to keep pace with rapid technological change and competitors in its industry, the possibility that market volatility, a downturn in economic conditions or other factors may cause negative trends or fluctuations in the value of the assets on the Company’s platform, the Company's ability to manage growth, the Company's ability to attract and retain skilled employees, the possibility that the Company's solutions fail to perform properly, disruptions and failures in the Company's and third parties’ computer equipment, cloud-based services, electronic delivery systems, networks and telecommunications systems and infrastructure, the failure to protect the Company, its customers’ and/or its vendors’ confidential information and/or intellectual property, claims of infringement of others’ intellectual property, risk factors related to the Company’s acquisition of JUMP Technology, including the Company’s ability to (i) successfully integrate the operations and technology of JUMP Technology with those of the Company, (ii) retain and incentivize the management of JUMP Technology, and (iii) retain the clients of JUMP Technology, factors related to the Company's ownership structure and status as a “controlled company” as well as other risks and uncertainties detailed in Clearwater Analytics’ periodic public filings with the SEC, including but not limited to those discussed under "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2022 filed on March 3, 2023, and in other periodic reports filed by Clearwater Analytics with the SEC. These filings are available at www.sec.gov and on Clearwater Analytics’ website.
Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date of this press release and should not be relied upon as representing Clearwater Analytics’ expectations or beliefs as of any date subsequent to the time they are made. Clearwater Analytics does not undertake to and specifically declines any obligation to update any forward-looking statements that may be made from time to time by or on behalf of Clearwater Analytics.
###

Clearwater Analytics Holdings, Inc.
Consolidated Balance Sheets
(In thousands, except share amounts and per share amounts, unaudited)

	March 31	December 31
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$220,845	$250,724
Short-term investments	19,229	4,890
Accounts receivable, net	78,931	72,575
Prepaid expenses and other current assets	29,986	28,157
Total current assets	348,991	356,346
Property and equipment, net	15,297	15,064
Operating lease right-of-use assets, net	26,362	24,114
Intangible assets, net	28,866	29,456
Goodwill	43,838	43,791
Long-term investments	16,749	—
Deferred contract costs, non-current	6,022	6,563
Other non-current assets	5,265	6,608
Total assets	$491,390	$481,942
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$2,656	$3,092
Accrued expenses and other current liabilities	35,357	42,119
Notes payable, current portion	2,750	2,750
Operating lease liability, current portion	6,446	5,851
Tax receivable agreement liability, current portion	12,200	12,200
Total current liabilities	59,409	66,012
Notes payable, less current maturities and unamortized debt issuance costs	47,826	48,492
Operating lease liability, less current portion	21,111	19,505
Other long-term liabilities	9,579	9,547
Total liabilities	137,925	143,556
Stockholders' Equity
Class A common stock, par value $0.001 per share; 1,500,000,000 shares authorized, 77,404,097 shares issued and outstanding as of March 31, 2023, 61,148,890 shares issued and outstanding as of December 31, 2022	77	61
Class B common stock, par value $0.001 per share; 500,000,000 shares authorized, 1,414,251 shares issued and outstanding as of March 31, 2023, 1,439,251 shares issued and outstanding as of December 31, 2022	1	1
Class C common stock, par value $0.001 per share; 500,000,000 shares authorized, 42,553,686 shares issued and outstanding as of March 31, 2023, 47,377,587 shares issued and outstanding as of December 31, 2022	43	47
Class D common stock, par value $0.001 per share; 500,000,000 shares authorized, 119,957,656 shares issued and outstanding as of March 31, 2023, 130,083,755 shares issued and outstanding as of December 31, 2022	120	130
Additional paid-in-capital	470,326	455,320
Accumulated other comprehensive income	1,742	609
Accumulated deficit	(183,288)	(186,647)
Total stockholders' equity attributable to Clearwater Analytics Holdings, Inc.	289,021	269,521
Non-controlling interests	64,444	68,865
Total stockholders' equity	353,465	338,386
Total liabilities and stockholders' equity	$491,390	$481,942

Clearwater Analytics Holdings, Inc.
Consolidated Statements of Operations
(In thousands, except share amounts and per share amounts, unaudited)

	Three Months Ended March 31,
	2023	2022
Revenue	$84,606	$70,778
Cost of revenue(1)	24,825	21,172
Gross profit	59,781	49,606
Operating expenses:
Research and development(1)	28,100	21,294
Sales and marketing(1)	14,698	11,993
General and administrative(1)	23,306	15,040
Total operating expenses	66,104	48,327
Income (loss) from operations	(6,323)	1,279
Interest (income) expense, net	(1,356)	429
Other expense, net	186	85
Income (loss) before provision for income taxes	(5,153)	765
Provision for income taxes	264	237
Net income (loss)	(5,417)	528
Less: Net income (loss) attributable to non-controlling interests	(1,033)	130
Net income (loss) attributable to Clearwater Analytics Holdings, Inc.	$(4,384)	$398

Net income (loss) per share attributable to Class A and Class D common stockholders stock:
Basic	$(0.02)	$0.00
Diluted	$(0.02)	$0.00

Weighted average shares of Class A and Class D common stock outstanding:
Basic	192,993,574	178,517,480
Diluted	192,993,574	246,916,663

(1)Amounts include equity-based compensation as follows:

Cost of revenue	$2,243	$2,311
Operating expenses:
Research and development	4,655	4,305
Sales and marketing	3,965	3,296
General and administrative	12,337	5,964
Total equity-based compensation expense	$23,200	$15,876

Clearwater Analytics Holdings, Inc.
Consolidated Statements of Cash Flows
(In thousands, unaudited)

	Three Months Ended March 31,
	2023	2022
OPERATING ACTIVITIES
Net income (loss)	$(5,417)	$528
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	2,449	959
Noncash operating lease cost	1,852	1,540
Equity-based compensation	23,200	15,876
Amortization of deferred contract acquisition costs	1,201	965
Amortization of debt issuance costs, included in interest expense	70	69
Deferred tax expense (benefit)	(36)	24
Realized gain on investments	(87)	—
Changes in operating assets and liabilities:
Accounts receivable, net	(6,139)	(2,989)
Prepaid expenses and other assets	(1,586)	(1,113)
Deferred commissions	(586)	(811)
Accounts payable	(295)	(345)
Accrued expenses and other liabilities	(6,691)	(7,787)
Net cash provided by operating activities	7,935	6,916
INVESTING ACTIVITIES
Purchases of property and equipment	(1,717)	(2,227)
Purchases of available-for-sale investments	(34,161)	—
Proceeds from sale of available-for-sale investments	1,990	—
Proceeds from maturities of investments	1,242	—
Net cash used in investing activities	(32,646)	(2,227)
FINANCING ACTIVITIES
Proceeds from exercise of options	2,693	5,613
Taxes paid related to net share settlement of equity awards	(7,275)	—
Repayments of borrowings	(687)	(687)
Payment of costs associated with the IPO	—	(214)
Net cash provided by (used in) financing activities	(5,269)	4,712
Effect of exchange rate changes on cash and cash equivalents	101	(324)
Change in cash and cash equivalents during the period	(29,879)	9,077
Cash and cash equivalents, beginning of period	250,724	254,597
Cash and cash equivalents, end of period	$220,845	$263,674
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$1,350	$268
Cash paid for income taxes	$309	$370
NON-CASH INVESTING AND FINANCING ACTIVITIES
Purchase of property and equipment included in accounts payable and accrued expense	$209	$—
Tax distributions payable to Continuing Equity Owners included in accrued expenses	$2,834	$11

Clearwater Analytics Holdings, Inc.
Reconciliation of Net Income (Loss) to Adjusted EBITDA
(In thousands, unaudited)

	Three Months Ended March 31,
	2023		2022
	(in thousands, except percentages)
Net income (loss)	$(5,417)	(6%)	$528	1%
Adjustments:
Interest (income) expense, net	(1,356)	(2%)	429	1%
Depreciation and amortization	2,449	3%	959	1%
Equity-based compensation expense and related payroll taxes	19,030	22%	15,876	22%
Equity-based compensation expense related to JUMP acquisition	5,477	6%	—	—
Other expenses(1)	2,358	3%	1,070	2%
Adjusted EBITDA	22,541	27%	18,862	27%
Revenue	$84,606	100%	$70,778	100%
(1) Other expenses includes management fees to our investors, income taxes, foreign exchange gains and losses, tax receivable agreement expense and other expenses that are not reflective of our core operating performance including the costs to set up our Up-C structure and Tax Receivable Agreement, and transaction expenses including legal, accounting, and other expenses related to the Secondary Offering.

	Three Months Ended March 31,
	2023	2022
	(in thousands)
Up-C structure expenses	$—	$158
Transaction expenses	1,293	—
Amortization of prepaid management fees and reimbursable expenses	615	591
Provision for income tax expense	264	237
Tax receivable agreement expense	105	—
Miscellaneous	81	84
Total other expenses	$2,358	$1,070

Clearwater Analytics Holdings, Inc.
Reconciliation of Free Cash Flow
(In thousands, unaudited)

	Three Months Ended March 31,
	2023	2022
Net cash provided by operating activities	$7,935	$6,916
Less: Purchases of property and equipment	1,717	2,227
Free Cash Flow	$6,218	$4,689

Clearwater Analytics Holdings, Inc.
Reconciliation of Non-GAAP Information
(In thousands, except share amounts and per share amounts, unaudited)

	Three Months Ended March 31,
	2023	2022
Revenue	$84,606	$70,778

Gross profit	$59,781	$49,606
Adjustments:
Equity-based compensation expense and related payroll taxes	2,475	2,311
Depreciation and amortization	1,964	606
Gross profit, non-GAAP	$64,220	$52,523
As a percentage of revenue, non-GAAP	76%	74%

Cost of Revenue	$24,825	$21,172
Adjustments:
Equity-based compensation expense and related payroll taxes	2,475	2,311
Depreciation and amortization	1,964	606
Cost of revenue, non-GAAP	$20,386	$18,255
As a percentage of revenue, non-GAAP	24%	26%

Research and development	$28,100	$21,294
Adjustments:
Equity-based compensation expense and related payroll taxes	4,764	4,305
Equity-based compensation expense related to JUMP acquisition	355	—
Depreciation and amortization	288	224
Research and development, non-GAAP	$22,693	$16,765
As a percentage of revenue, non-GAAP	27%	24%

Sales and marketing	$14,698	$11,993
Adjustments:
Equity-based compensation expense and related payroll taxes	4,325	3,296
Depreciation and amortization	153	66
Sales and marketing, non-GAAP	$10,220	$8,631
As a percentage of revenue, non-GAAP	12%	12%

General and administrative	$23,306	$15,040
Adjustments:
Equity-based compensation expense and related payroll taxes	7,466	5,964
Equity-based compensation expense related to JUMP acquisition	5,122	—
Depreciation and amortization	44	63
Amortization of prepaid management fees and reimbursable expenses	615	591
Transaction expenses	1,293	—
Up-C structure expenses	—	158
General and administrative, non-GAAP	$8,766	$8,264
As a percentage of revenue, non-GAAP	10%	12%

Income (loss) from operations	$(6,323)	$1,279
Adjustments:
Equity-based compensation expense and related payroll taxes	19,030	15,876
Equity-based compensation expense related to JUMP acquisition	5,477	—
Depreciation and amortization	2,449	959
Amortization of prepaid management fees and reimbursable expenses	615	591
Transaction expenses	1,293	—
Up-C structure expenses	—	158
Income from operations, non-GAAP	$22,541	$18,863
As a percentage of revenue, non-GAAP	27%	27%

Net income (loss)	$(5,417)	$528
Adjustments:
Equity-based compensation expense and related payroll taxes	19,030	15,876
Equity-based compensation expense related to JUMP acquisition	5,477	—
Depreciation and amortization	2,449	959
Tax receivable agreement expense	105	—
Amortization of prepaid management fees and reimbursable expenses	615	591
Transaction expenses	1,293	—
Up-C structure expenses	—	158
Tax impacts of adjustments to net loss(1)	(5,954)	(5,321)
Net income, non-GAAP	$17,598	$12,791
As a percentage of revenue, non-GAAP	21%	18%

Net income per share - basic, non-GAAP	$0.09	$0.07
Net income per share - diluted, non-GAAP	$0.07	$0.05

Weighted-average common shares outstanding - basic	192,993,574	178,517,480
Weighted-average common shares outstanding - diluted	252,378,797	251,165,707
(1)The estimated non-GAAP effective tax rate was 25% for the three months ended March 31, 2023, and has been used to adjust the provision for income taxes for non-GAAP net income and non-GAAP basic and diluted net income per share.